UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          SMART ENERGY SOLUTIONS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                          SMART ENERGY SOLUTIONS, INC.
                                207 Piaget Avenue
                                Clifton, NJ 07011

                                                        July 31, 2006

Dear Shareholders:

We cordially invite you to attend our 2006 Annual Meeting of Shareholders. The meeting will be held on August 31, 2006, at 10:00 a.m. local time, at Smart Energy Solutions, Inc.'s headquarters located at 207 Piaget Avenue, Clifton, NJ 07011.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

      1. To re-elect the five person Board of Directors of the Company to serve until the election and qualification of their respective successors; and

      2. To transact such other business as may properly be brought before a Annual Meeting of the shareholders of our Company or any adjournment thereof.

Our Board of Directors recommends that you vote for the re-election of each of our five directors. Your vote is important to us, and we look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Smart Energy Solutions, Inc.

                                        Sincerely,


                                        /s/ Pete Mateja
                                        ---------------
                                        Pete Mateja, Chief Executive Officer

                          SMART ENERGY SOLUTIONS, INC.
                                207 Piaget Avenue
                                Clifton, NJ 07011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of the shareholders of Smart Energy Solutions, Inc. (the "Company") will be held on August 31, 2006, at 10:00 a.m., at the offices of the Company, located at 207 Piaget Avenue, Clifton, NJ 07011, for the following purposes:

      1. To re-elect the five person Board of Directors of the Company to serve until the election and qualification of their respective successors; and

      2. To transact such other business as may properly be brought before an Annual Meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on July 28, 2006, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Annual Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,


/s/ Pete Mateja
---------------
Pete Mateja
Chief Executive Officer                                 July 31, 2006

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Questions and Answers                                                       5
Proposals to be Voted Upon                                                  7
  Proposal No. 1 - Election of Directors                                    7
  Proposal No. 2 - Other Business                                           7
Nominees For Election to Our Board of Directors                             7
Board of Directors and Committees Information                               8
Executive Compensation                                                      8
Section 16(a) Beneficial Ownership Reporting Compliance                     12
Security Ownership of Certain Beneficial Owners and Management              12
Certain Relationships and Related Transactions                              13
Shareholder Proposals                                                       15
Other Matters                                                               15

                           QUESTIONS AND ANSWERS ABOUT
                   THIS PROXY MATERIAL AND THE ANNUAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of Smart Energy Solutions, Inc., a Nevada corporation (the "Company"), commencing on or about July 31, 2006, in connection with the solicitation of proxies by our Board of Directors of the Company (the "Board") for use at the Annual Meeting of the shareholders of the Company (the "Meeting") to be held at the offices of the offices of the Company, located at 207 Piaget Avenue, Clifton, NJ 07011, on August 31, 2006 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

On what matters am I voting?

The only known matter to be voted on at the Meeting is the re-election of the members of our Board. The shareholders also will transact any other business that properly comes before the Meeting.

What are our Board's voting recommendations?

Our Board recommends that you vote your shares FOR the re-election of each of the five members of our Board.

Who can vote at the Meeting?

Shareholders of record at the close of business on July 28, 2006 (the "Record Date") may vote at the Meeting. On the Record Date, 65,381,748 shares of Common Stock were outstanding and entitled to vote at the Meeting. Shareholders are entitled to one vote for each share of Common Stock held on the Record Date. Thus, an aggregate of 65,381,748 votes (the Voting Shares) may be cast by shareholders at the Meeting.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the re-election of each of the five members of our Board. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Smart Energy Solutions, Inc., Attention: Pete Mateja, Chief Executive Officer, 207 Piaget Avenue, Clifton, NJ 07011, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 65,381,748 Voting Shares, a quorum will be present for the Meeting if an aggregate of at least 32,690,875 Voting Shares is present in person or by proxy at the Meeting. Under Nevada Law, any shareholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum.

How many votes are required to approve the proposals?

The five nominees receiving the highest number of "FOR" votes, whether or not constituting a majority of the votes cast, will be elected as directors. This number is called a plurality. Accordingly, abstentions will not affect the outcome of the election of the nominees to our Board.

What happens if a nominee is unable to stand for re-election?

If a nominee is unable to stand for re-election, our Board may, by vote, reduce the size of our Board or name a substitute nominee. If a substitute is named, shares represented by properly executed proxies may be voted for the substitute nominee. We are not aware of any nominee who is unable to stand for re-election.

Who is paying for this proxy's solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o Smart Energy Solutions, Inc., Attention: Pete Mateja, Chief Executive Officer, 207 Piaget Avenue, Clifton, NJ 07011. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

                           PROPOSALS TO BE VOTED UPON

                                      NO. 1
                              ELECTION OF DIRECTORS

Our Board currently consists of five directors. All of the five nominees listed in the section entitled "Nominees for Election to our Board of Directors" below are currently directors of the Company. The term of office for directors elected at the Meeting will expire when their successors are elected and qualified. See the section entitled "Nominees for Election to our Board of Directors" below for biographical information on our Board nominees.

                       OUR RECOMMENDATION TO SHAREHOLDERS

Our Board of Directors unanimously recommends a vote "FOR" each of these nominees.

                                      NO. 2
                                 OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                 NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS

Nominees for re-election to our Board at the Meeting are as follows:

        Name             Age                  Positions and Offices
--------------------  ---------  -----------------------------------------------
Aharon Y. Levinas        59      Chief Technology Officer and Director
Joseph Bahat             74      Chairman and Director
Jacob Enoch              56      Director
Amir Uziel               41      Director
Tamir Levinas            34      Director

The directors of the Company have been elected to serve until their successor(s) have been elected and qualified. Aharon Y. Levinas is the father of Tamir Levinas. There are no proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. The following is a brief account of each nominee's education and business experience during the past five years, and any other directorships held in reporting companies.

Mr. Aharon Y. Levinas was appointed as the Chief Technology Officer and a director of the Registrant as of March 23, 2005. Mr. Levinas is the sole shareholder of Purisys, Inc., a New Jersey corporation which Mr. Levinas established over 10 years ago. Mr. Levinas' sole business activities for the last 10 years has been the development and establishment of the Battery Brain product.

Mr. Joseph Bahat has established and directed a Honda distributorship in Israel, served as the Chairman and Chief Executive Officer of Hertz International Franchisee in Israel, been the Managing Director of Hertz Rent aCar (Israel) Ltd., and been the manager of Ford Distributor in Israel. He is currently a member of the board of directors of the United Mizrahi Bank. He is also serving as the Vice President of the Israeli Federation of the Chamber of Commerce, a member of the Israel British Business Counsel, a Chairman of Mosdot House, and as Economic Ambassador of the Ministry of Commerce & Industry.

Mr. Jacob Enoch has been the President of Korean Motors Israel- KIA Distributor Israel since June 2004. Since January 2004, he also has been serving as the Chairman of the Board of Directors of the Israeli Car Importers Association. Since December 2003, he has been serving as a member of the board of directors of Alliance Tire Company in Israel. In 2001 and 2000, he served as a member of the board of directors of Europcar Israel. Prior to 2000, Mr. Enoch was engaged in managerial positions with various automobile rental agencies and automobile distributors over the course of more than three decades. Mr. Enoch received an MBA in Marketing from Jerusalem University in Jerusalem, Israel, and a Bec in Mechanical Engineering from Tel Aviv University in Tel Aviv, Israel.

Mr. Amir Uziel became the President and Chief Executive Officer and a director of the Company on November 24, 2004. From 1994 to the present, Mr. Uziel has been an economist for Amir Uziel Consult, a private company providing international business development and marketing advisory services to some of the leading Israeli companies. Prior thereto, Mr. Uziel was Sales and Marketing Manager of Hollandia Sleep Engineering Center Ltd., a furniture chain in Israel. Mr. Uziel received his B.A. from Tel Aviv University School of Economics and Accounting in 1991.

Mr. Tamir Levinas, was appointed as a director of the Registrant as of March 23, 2005. Since 1998 he has been the head of Technical Development of Internet Gold (Nasdaq: IGLD), where he is responsible for managing all aspects of the technical department activities, project management and engineering, as well as being responsible for technical vendor relations and procurement. Mr. Levinas received a B.A. in Business and Information Technology Management from Inter-Disciplinary Center in Herzelia, Israel in 2004.

                  BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Meetings and Action by Written Consent. During the fiscal year ended December 31, 2005, our Board of Directors had one meeting and took sixteen actions by written consent.

Audit Committee Financial Expert. The Board of Directors has not established an audit committee and does not have an audit committee financial expert.

Compensation Committee. The Board of Directors has not established a compensation committee.

Code of Ethics. The Company has not yet adopted a Code of Ethics.

                             EXECUTIVE COMPENSATION

(a) Summary Compensation. The following table presents certain specific information regarding the compensation of the four most highly paid executive officers (the "Named Executive Officers") during the last three fiscal years. Except as set forth below, we have not paid any executive officer not listed below in excess of $100,000 (including salaries and benefits) during the years ended December 31, 2005, 2004 or 2003.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                            Annual compensation                       Long-term compensation
                            ----------------------------------------------------------------------------------------------
                                                                      Awards                      Payouts
                                                                      ------------------------------------------
              Fiscal                                                                Securities
Name and      Year                                                                  under-                      All other
principal     Covered                                   Other annual  Restricted    lying                       compen-
position                    Salary        Bonus         compensation  stock         options/      LTIP          sation
                            ($)           ($)           ($)           award(s)      SARs          payouts       ($)
                                                                      ($)           (#)           ($)

(a)           (b)           (c)           (d)           (e)           (f)           (g)           (h)           (i)
-------------------------------------------------------------------------------------------------------------------------
Joseph F.
Ollivier(1)   2005(1)       0             0             0                           0             0             0
              2004          24,000        0             0             0             0             0             0
              2003          24,000        0             0             0             0             0             0
-------------------------------------------------------------------------------------------------------------------------
Amir Uziel    2005(2)       0             0             38,000                      0             0             0
              2004          0             0             0             0             0             0             0
-------------------------------------------------------------------------------------------------------------------------
Jerome
Chaney        2005(3)       75,000        0             0             0             0             0             0
-------------------------------------------------------------------------------------------------------------------------
Aharon
Levinas       2005(4)       142,000                                                 2,650,000
-------------------------------------------------------------------------------------------------------------------------
Edward
Braniff       2005(5)       115,600                                                 1,000,000(5)
-------------------------------------------------------------------------------------------------------------------------
Peter
Mateja        2005(6)       37,500        0             0             0             3,000,000(6)  0             0
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Ollivier was the Chief Executive Officer and a director from January 31, 2004 through November 24, 2004. As of February 20, 2005, the Company issued 250,000 shares to Mr. Ollivier in consideration for consulting services rendered to the Company.
(2) Mr. Uziel became the Chief Executive Officer and a director on November 24, 2004 and resigned on April 17, 2005. On April 22, 2005, the Company entered into a Consulting Agreement with Mr. Uziel. As compensation for services rendered thereunder, Mr. Uziel received a monthly cash payment of $2,700 and 5,000 shares of common stock of the Company during each month of the agreement's term, commencing as of January 1, 2005. The Consulting Agreement was terminated on December 8, 2005. On January 24, 2006, the Company issued to Mr. Uziel 60,000 shares of common stock in consideration for services rendered to the Company.
(3) Mr. Chaney served as CEO from April 18, 2005 until June 26, 2005. On April 18, 2005, the Company and Mr. Chaney entered into an Employment Agreement, pursuant to which Mr. Chaney was employed by the Company as its Chief Executive Officer. As compensation for his services, Mr. Chaney was entitled to receive an annual base salary of $160,000, an annual bonus of up to $80,000 based on the Registrant's performance, and 2,650,000 shares of common stock of the Company, which shares will have vested pro ratably every 3 months over a 3-year period commencing on April 18, 2005. The agreement was terminated on June 26, 2005. No shares have been issued to Mr. Chaney.
(4) Aharon Y. Levinas became our Chief Technology Officer and a director as of March 23, 2005. The Company and Mr. Levinas have entered into an agreement having a 4-year term, commencing as of March 23, 2005. In compensation for services rendered thereunder, Mr. Levinas is entitled to a base salary of $160,000, $200,000, $240,000 and $240,000 for each year of the term. All benefits to be granted to the individual who will be appointed as our Chief Executive Officer shall be granted to Mr. Levinas as well, including bonuses and stock options. Mr. Levinas shall receive a cell phone and a car allowance. The agreement provides that if Mr. Levinas is terminated during the 4-year term, or is no longer employed by us for any reason during said period, including termination for cause or death, we remain obligated to pay the full amount of payment due to Mr. Levinas thereunder.

(5) Mr. Braniff has been serving as the CFO since May 24, 2005. Pursuant to an Employment Agreement, dated May 24, 2005, between the Company and Mr. Braniff, the Company issued to Edward Braniff options to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.05 per share. Such options shall vest shall vest pro ratably every three (3) months over three (3) year period commencing on May 24, 2005. The vested options shall be exercisable until the earlier of 5 years after vesting or 365 days after termination of CFO's employment with the Company. The options were issued in consideration for Mr. Braniff's services rendered to the Company in his capacity as Chief Financial Officer. In addition to such options, Mr. Braniff shall receive $140,000, as base salary and an annual bonus of $50,000 based on performance.
(6) Mr. Mateja has been serving as the CEO since October 3, 2005. Pursuant to a Consulting Agreement, dated October 3, 2005, between the Company and Peter Mateja, the Company granted to Mr. Mateja 3,000,000 stock options, each of which gives Mr. Mateja the right to purchase one share of the Company's common stock for $0.15. Such stock options shall vest pro ratably every three months over the three year period commencing three months from October 3, 2005. The vested stock options shall be exercisable until the earlier of five years after vesting or 365 days after Mr. Mateja's termination. All remaining stock options shall automatically vest upon the Company's change in control. The stock options were granted as partial compensation for services rendered by Mr. Mateja in his capacity as the Chief Executive Officer of the Company. In addition to such options, Mr. Mateja will receive an annual base salary of $150,000 and an annual bonus of up to $50,000 based on the Company's performance and meeting established objectives which shall be submitted by Mr. Mateja and approved by the Company's board of directors.

(b) Grants of Stock Options and Stock Appreciation Rights. The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2005. We have never granted any stock appreciation rights.

------------------------------------------------------------------------------------------------------------
            OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2005
                               [Individual Grants]
------------------------------------------------------------------------------------------------------------
    Name            Number of securities       Percent of total        Exercise or base      Expiration date
                   underlying options/SARs       options/SARs           price ($/Sh)
                         granted (#)              granted to
                                              employees in fiscal
                                                     year

    (a)                      (b)                      (c)                    (d)                    (e)
------------------------------------------------------------------------------------------------------------
Peter Mateja              3,000,000                   75%                    0.15                  *(1)
------------------------------------------------------------------------------------------------------------
Edward Braniff            1,000,000                   25%                    0.05                  *(2)
------------------------------------------------------------------------------------------------------------

(1) Pursuant to a Consulting Agreement, dated October 3, 2005, between the Company and Peter Mateja, the Company granted to Mr. Mateja 3,000,000 stock options, each of which gives Mr. Mateja the right to purchase one share of the Company's common stock for $0.15. Such stock options shall vest pro ratably every three months over the three year period commencing three months from October 3, 2005. The vested stock options shall be exercisable until the earlier of five years after vesting or 365 days after Mr. Mateja's termination. All remaining stock options shall automatically vest upon the Company's change in control. The stock options were granted as partial compensation for services rendered by Mr. Mateja in his capacity as the Chief Executive Officer of the Company.
(2) Pursuant to an Employment Agreement, dated May 24, 2005, between the Company and Mr. Braniff, the Company issued to Edward Braniff options to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.05 per share. Such options shall vest shall vest pro ratably every three (3) months over three (3) year period commencing on May 24, 2005. The vested options shall be exercisable until the earlier of 5 years after vesting or 365 days after termination of CFO's employment with the Company. The options were issued in consideration for Mr. Braniff's services rendered to the Company in his capacity as Chief Financial Officer.

(c) Option/ SAR Exercises. The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 2005 and the value of unexercised stock options held as of such date.

----------------------------------------------------------------------------------------------------------------------
                   Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
----------------------------------------------------------------------------------------------------------------------
     Name               Shares acquired    Value realized ($)   Number of securities         Value of unexercised
                        on exercise (#)                        underlying unexercised     in-the-money options/SARs at
                                                              options/SARs at FY-end (#)           FY-end ($)
                                                                     Exercisable/                 Exercisable/
                                                                    Unexercisable                Unexercisable

     (a)                       (b)                (c)                     (d)                          (e)
----------------------------------------------------------------------------------------------------------------------
Peter Mateja                    0                  0                  3,000,000
----------------------------------------------------------------------------------------------------------------------
Edward Braniff                  0                  0                  1,000,000
----------------------------------------------------------------------------------------------------------------------

(c) Long Term Incentive Plan Awards. During the fiscal year ended December 31, 2005, the Company did not make any awards under any long-term incentive plans.

(d) Compensation of Directors.

On July 29, 2005, the Company entered into a separate Letter Agreement with each of its five directors (the "Letter Agreements"): Joseph Bahat, Jacob Enoch, Amir Uziel, Tamir Levinas, and Aharon Y. Levinas. The terms of each Letter Agreement are identical. Pursuant to the Letter Agreements, each director agreed to serve as a director of the Company until the Annual Meeting of Shareholders that is to be held in 2006. The director may be removed from his position at any time by the affirmative vote of the majority of the directors or the affirmative vote of the majority of the Company's shareholders. The director may resign at any time. As compensation for his services, each director shall be paid $4,000 for each year that he serves as director, payable quarterly in arrears. In addition, each director shall be paid $1,000 for each board or committee meeting at which he is physically present. Each director shall also receive options to purchase 345,000 shares of the common stock of the Company for a price of $0.15 per share, exercisable for three years after the date that the stock options vest. Such stock options shall vest every quarterly over the next three years, commencing three months from the date of the Letter Agreement, so that 28,750 stock options shall vest every three months. If the Company undergoes a change in control, all stock options shall vest automatically upon the date of such change in control.

Employment Agreements

Consulting Agreement with Peter Mateja

On October 3, 2005, the Company entered into a Consulting Agreement with Peter Mateja, pursuant to which Mr. Mateja was engaged as the Chief Executive Officer of the Company. As compensation for his services, Mr. Mateja will receive an annual base salary of $150,000 and an annual bonus of up to $50,000 based on the Company's performance and meeting established objectives which shall be submitted by Mr. Mateja and approved by the Company's board of directors. In addition, the Company granted to Mr. Mateja 3,000,000 stock options, each of which gives Mr. Mateja the right to purchase one share of the Company's common stock for $0.15. Such stock options shall vest pro ratably every three months over the three year period commencing three months from October 3, 2005. The vested stock options shall be exercisable until the earlier of five years after vesting or 365 days after Mr. Mateja's termination. All remaining stock options shall automatically vest upon the Company's change in control.

The term of the Consulting Agreement is for one year, commencing on the date thereof. The Company may, without cause and without notice, elect to terminate the Consulting Agreement at any time provided that the Company pays Mr. Mateja under normal payroll practices for the next three months immediately following such termination. The Company may terminate the Consulting Agreement for cause upon notice at anytime, and upon such termination, Mr. Mateja shall be paid the base salary accrued through the termination date. Mr. Mateja may terminate the Consulting Agreement upon 60 days written notice.

During the term and for a period of one year thereafter, Mr. Mateja shall not compete with the Company nor solicit any of the Company's employees or customers. Mr. Mateja agreed to hold the Company's confidential information in strict confidence.

Consulting Agreement with Tamir Levinas

On July 1, 2005, the Company entered into a Consulting Agreement with Tamir Levinas, pursuant to which Mr. Levinas was retained as a consultant for an 8 month term. As compensation for his services, Mr. Levinas was paid $10,000 upon signing and $2,500 for each month. In addition, Mr. Levinas was entitled to receive 20,000 shares upon signing and 5,000 shares for each month of the term. The Consulting Agreement was terminated on December 8, 2005.

Employment Agreement with Edward Braniff

Pursuant to an Employment Agreement, dated May 24, 2005, between the Company and Edward Braniff, the Company engaged Edward Braniff as its Chief Financial Officer. As compensation for services rendered thereunder, Mr. Braniff shall receive $140,000, as base salary, an annual bonus of $50,000 based on performance, and options to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.05 per share. Such options shall vest shall vest pro ratably every three (3) months over three (3) year period commencing on May 24, 2005. The vested options shall be exercisable until the earlier of 5 years after vesting or 365 days after termination of CFO's employment with the Company. The options were issued in consideration for Mr. Braniff's services rendered to the Company in his capacity as Chief Financial Officer.

Consulting Agreement with Amir Uziel

On April 22, 2005, the Company entered into a Consulting Agreement with Amir Uziel, a director and also our Chief Executive Officer from November 24, 2004 until April 17, 2005. As compensation for services rendered thereunder, Mr. Uziel received a monthly cash payment of $2,700 and 5,000 shares of common stock of the Company during each month of the agreement's term, commencing as of January 1, 2005. The Consulting Agreement was terminated on December 8, 2005. 60,000 shares were issued to Mr. Uziel pursuant to the agreement.

Consulting Agreement with Aharon Y. Levinas

We have an agreement with Aharon Y. Levinas, who became the Chief Technology Officer and a director as of March 23, 2005. The agreement is for a 4-year term, with a base salary of $160,000, $200,000, $240,000 and $240,000 for each year of the term. All benefits to be granted to the individual who will be appointed as our Chief Executive Officer shall be granted to Levinas as well, including bonuses and stock options. Levinas shall receive a cell phone and a car allowance. The consulting agreement with Levinas provides that if Levinas is terminated during the 4-year term, or is no longer employed by us for any reason during said period, including termination for cause or death, we remain obligated to pay the full amount of payment due Levinas thereunder.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Class A Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons and entities are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2005, all reporting persons complied with all applicable Section 16(a) filing requirements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of July 28, 2006, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 65,381,748 shares of Common Stock issued and outstanding as of July 28, 2006. Unless otherwise provided, the address of each person listed in the following table is c/o Smart Energy Solutions, Inc., 207 Piaget Avenue, Clifton, NJ 07011.

--------------------------------------------------------------------------------------------------
 Officers, Directors, and    Title of Class           No. of Shares           Beneficial Ownership
      5% Stockholders
--------------------------------------------------------------------------------------------------
Peter Mateja                     Common                3,000,000(1)            4.6%
--------------------------------------------------------------------------------------------------
Edward Braniff                                         1,000,000(2)            1.5%
--------------------------------------------------------------------------------------------------
Amir Uziel                       Common                1,971,250(3)
--------------------------------------------------------------------------------------------------
Joseph Bahat                     Common                86,250 (3)              Less than 1%
--------------------------------------------------------------------------------------------------
Jacob Enoch                      Common                86,250 (3)              Less than 1%
--------------------------------------------------------------------------------------------------
Aharon Y. Levinas                Common                10,508,000(3)           16.0%%
--------------------------------------------------------------------------------------------------
Tamir Levinas                    Common                2,146,250(3)            3.2%
--------------------------------------------------------------------------------------------------
All directors and
executive officers as a          Common                18,798,000(1)(2)(3)     25.3%
group (7 persons)
--------------------------------------------------------------------------------------------------

      (1) Pursuant to a Consulting Agreement, dated October 3, 2005, between the Company and Peter Mateja, the Company granted to Mr. Mateja 3,000,000 stock options, each of which gives Mr. Mateja the right to purchase one share of the Company's common stock for $0.15. Such stock options shall vest pro ratably every three months over the three year period commencing three months from October 3, 2005. The vested stock options shall be exercisable until the earlier of five years after vesting or 365 days after Mr. Mateja's termination. All remaining stock options shall automatically vest upon the Company's change in control. The stock options were granted as partial compensation for services rendered by Mr. Mateja in his capacity as the Chief Executive Officer of the Company. In addition to such options, Mr. Mateja will receive an annual base salary of $150,000 and an annual bonus of up to $50,000 based on the Company's performance and meeting established objectives which shall be submitted by Mr. Mateja and approved by the Company's board of directors.

      (2) Pursuant to an Employment Agreement, dated May 24, 2005, between the Company and Edward Braniff, the Company issued to Edward Braniff options to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.05 per share. Such options shall vest shall vest pro ratably every three (3) months over three (3) year period commencing on May 24, 2005. The vested options shall be exercisable until the earlier of 5 years after vesting or 365 days after termination of CFO's employment with the Company. The options were issued in consideration for Mr. Braniff's services rendered to the Company in his capacity as Chief Financial Officer. In addition to such options, Mr. Braniff shall receive $140,000, as base salary and an annual bonus of $50,000 based on performance.

      (3) On July 29, 2005, the Company issued 345,000 options, subject to vesting as described herein, to each of its directors - Joseph Bahat, Jacob Enoch, Amir Uziel, Tamir Levinas, and Aharon Y. Levinas. Such options were issued pursuant to a separate letter agreement entered into between the Company and each director on July 29, 2005, as partial compensation for services rendered by the directors to the Company. The terms of each letter agreement are identical. Each option entitles the holder thereof to purchase one share of the common stock of the Company for a price of $0.15 per share. The options are exercisable for three years after the date that the stock options vest. Such stock options shall vest quarterly over the three year period commencing three months from the date of the Letter Agreement, so that 28,750 stock options shall vest every three months. In addition, each director shall be paid $4,000 for each year that he serves as director, payable quarterly in arrears. Each director also shall be paid $1,000 for each board or committee meeting at which he is physically present.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of March 6, 2006, the Company received a lock-up agreement from each of 29 shareholders with respect to an aggregate of 37,029,528 shares (representing 51%) of the Company's common stock. Each lock-up agreement prohibits the shareholder from selling the shares which are specified in such shareholder's lock-up agreement until April 2008, except as follows: (1) after April 2006, the shareholder may sell 20% of the shares specified in such shareholder's lock-up agreement; (2) after April 2007, the shareholder may sell 30% of the shares specified in such shareholder's lock-up agreement; and (3) after April 2008, the balance remaining may be sold by the shareholder.

Notwithstanding the foregoing, the shares held by the shareholder may be sold at anytime as long as such sale does not involve the shares being sold on the Over-The-Counter Bulletin Board (or any other exchange or medium where the securities of the Company are listed or quoted), provided that any transferee agrees to be bound by the terms of the lock-up agreement.

On January 24, 2006, the Company issued 60,000 shares to each of the following persons: Amir Uziel, a director; Tamir Levinas, a director; and Shiri Levinas, the daughter of Ahraon Y. Levinas, who is a director. Such shares were issued in consideration for consulting services rendered to the Company. The shares were offered and issued pursuant to an exemption from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended.

On October 3, 2005, the Company entered into a Consulting Agreement with Peter Mateja, pursuant to which Mr. Mateja was engaged as the Chief Executive Officer of the Company. As compensation for his services, Mr. Mateja will receive an annual base salary of $150,000 and an annual bonus of up to $50,000 based on the Company's performance and meeting established objectives which shall be submitted by Mr. Mateja and approved by the Company's board of directors. In addition, the Company granted to Mr. Mateja 3,000,000 stock options, each of which gives Mr. Mateja the right to purchase one share of the Company's common stock for $0.15. Such stock options shall vest pro ratably every three months over the three year period commencing three months from October 3, 2005. The vested stock options shall be exercisable until the earlier of five years after vesting or 365 days after Mr. Mateja's termination. All remaining stock options shall automatically vest upon the Company's change in control. The term of the Consulting Agreement is for one year, commencing on the date thereof.

As of August 31, 2005, the Company issued 10,421,750 shares to Aharon Y. Levinas. Such shares were issued pursuant to the Asset Purchase Agreement, dated March 23, 2005, between the Company, Purisys, Inc., and Mr. Levinas, as partial consideration for the sale of the Battery Brain to the Company by Purisys, Inc., a company wholly owned by Mr. Levinas. The shares were offered and issued pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

On July 29, 2005, the Company entered into a separate Letter Agreement with each of its five directors (the "Letter Agreements"): Joseph Bahat, Jacob Enoch, Amir Uziel, Tamir Levinas, and Aharon Y. Levinas. The terms of each Letter Agreement are identical. Pursuant to the Letter Agreements, each director agreed to serve as a director of the Company until the Annual Meeting of Shareholders that is to be held in 2006. The director may be removed from his position at any time by the affirmative vote of the majority of the directors or the affirmative vote of the majority of the Company's shareholders. The director may resign at any time. As compensation for his services, each director shall be paid $4,000 for each year that he serves as director, payable quarterly in arrears. In addition, each director shall be paid $1,000 for each board or committee meeting at which he is physically present. Each director shall also receive options to purchase 345,000 shares of the common stock of the Company for a price of $0.15 per share, exercisable for three years after the date that the stock options vest. Such stock options shall vest every quarterly over the next three years, commencing three months from the date of the Letter Agreement, so that 28,750 stock options shall vest every three months. If the Company undergoes a change in control, all stock options shall vest automatically upon the date of such change in control.

On July 1, 2005, the Company entered into a Consulting Agreement with Tamir Levinas, pursuant to which Mr. Levinas was retained as a consultant for an 8 month term. As compensation for his services, Mr. Levinas was paid $10,000 upon signing and $2,500 for each month. In addition, Mr. Levinas was entitled to receive 20,000 shares upon signing and 5,000 shares for each month of the term. The Consulting Agreement was terminated on December 8, 2005.

On May 24, 2005, the Company and Edward Braniff entered into and employment agreement pursuant to which Braniff is to be employed by the Company as its Chief Financial Officer. As compensation for his services, Braniff shall receive $140,000, as base salary, an annual bonus of $50,000 based on performance and options for 1,000,000 shares at $ .05.

We have an agreement with Aharon Y. Levinas, who became the Chief Technology Officer and a director as of March 23, 2005. The agreement is for a 4-year term, with a base salary of $160,000, $200,000, $240,000 and $240,000 for each year of the term. All benefits to be granted to the individual who will be appointed as our Chief Executive Officer shall be granted to Levinas as well, including bonuses and stock options. Levinas shall receive a cell phone and a car allowance. The consulting agreement with Levinas provides that if Levinas is terminated during the 4-year term, or is no longer employed by us for any reason during said period, including termination for cause or death, we remain obligated to pay the full amount of payment due Levinas thereunder.

On April 22, 2005, the Company entered into a Consulting Agreement with Amir Uziel, which was thereafter cancelled by the Company on December 8, 2005. As compensation for his services, Mr. Uziel was issued an aggregate of 60,000 shares and a monthly payment of $2,700.

On April 22, 2005, the Company entered into a Consulting Agreement with Shiri Levinas, pursuant to which Ms. Levinas was issued an aggregate of 60,000 shares and $30,000 as compensation for services rendered. Ms. Levinas is the daughter of Ahron Y. Levinas, a director and officer. The Consulting Agreement was terminated on December 8, 2005.

As of February 20, 2005, the Company issued 250,000 shares to Joseph Ollivier, a former Chief Executive Officer of the Company, in consideration for consulting services rendered to the Company. The shares were offered and issued pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

On December 27, 2004, the following persons, who were directors of the Company at that time, purchased shares of the Company's common stock in connection with an offering of shares by the Company involving a total of 31 persons: Amir Uziel, the President and Chief Executive Officer and a director of the Company, purchased 1,500,000 shares of common stock, and Robert Lubin, a director of the Company, purchased 50,000 shares of Common Stock. The per share purchase price was $0.005 per share.

                              SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Nevada. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than August 21, 2006. Shareholder proposals should be addressed to Smart Energy Solutions, Inc., Attn:
Chief Executive Officer, 207 Piaget Avenue, Clifton, NJ 07011.

                                  OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Smart Energy Solutions, Inc.
207 Piaget Avenue
Clifton, NJ 07011

By Order of the Board of Directors,


/s/ Pete Mateja
---------------
Pete Mateja
Chief Executive Officer

July 28, 2006

                          SMART ENERGY SOLUTIONS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 August 31, 2006

      The undersigned, a shareholder of Smart Energy Solutions, Inc. (the "Company"), does hereby appoint Pete Mateja, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Annual Meeting of Shareholders of the Company to be held on August 31, 2006, at 10:00 a.m., at the offices of the Company, located at 207 Piaget Avenue, Clifton, NJ 07011 (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

      The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

      The shares represented by this Proxy shall be voted in the following manner:

1. Election of five directors of the Company to serve until their successors are duly elected and qualified.

NOMINEE                         FOR                  WITHHOLD
Aharon Y. Levinas               |_|                     |_|
Joseph Bahat                    |_|                     |_|
Jacob Enoch                     |_|                     |_|
Amir Uziel                      |_|                     |_|
Tamir Levinas                   |_|                     |_|

2. In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

      The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

      NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

            PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ________________, 2006        Signature: ________________________________
                                       Name:    ________________________________
                                       Address: ________________________________
Dated: ________________, 2006        Signature: ________________________________
                                       Name:    ________________________________
                                       Address: ________________________________